Prepaid expenses and other assets (current)	9 Months Ended
Sep. 30, 2021
Prepaid expenses and other assets (current)
Prepaid expenses and other assets (current)

9. Prepaid expenses and other assets (current)

Prepaid expenses and other current assets as of September 30, 2021 amounted to EUR 234,899k (December 31, 2020: 48,289k) mainly include prepayments for service agreements (e.g. for the CROs and CMOs) in the amount of EUR 120,920k (December 31, 2020: EUR 40,054k) and a receivable due to the Group under the BMBF grant in the amount of EUR 55,183k (December 31, 2020: 8,235k) and VAT amount of EUR 47,234k. At December 31, 2020, the net amount of VAT is reflected in the other current liabilities. These net amounts of VAT refund claims and VAT payables do not bear interest and are reported to the tax authorities on a monthly basis.